Third Quarter 2015 Results November 2015

2 Safe Harbor This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

3 Third Quarter 2015 Highlights • Net income attributable to Pangaea Logistics Solutions Ltd. was $3.0 million in the third quarter of 2015, compared to a net loss of $2.9 million in the third quarter of 2014 • Pro forma adjusted earnings per common share1 of $0.08 in the third quarter of 2015, compared to a pro forma adjusted loss per common share of $0.08 in the third quarter of 2014 • Adjusted EBITDA2 increased to $8.1 million in the third quarter of 2015, compared with $1.2 million in the third quarter of 2014 • Cash flow from operations was $18.0 million for the nine months ended September 30, 2015, compared with $12.5 million for the same period in 2014 • At the end of the quarter, Pangaea had $34.2 million in cash and cash equivalents • Acquired the remaining non-controlling interest in Nordic Bulk Carriers AS (“NBC”), making NBC a wholly-owned subsidiary of Pangaea 1 Earnings per share represents total earnings allocated to common stock divided by the weighted average number of common shares outstanding. Pro Forma adjusted earnings per share represents adjusted total earnings allocated to common stock divided by the weighted average number of shares giving effect to the mergers as if they had been consummated as of January 1, 2014. See Reconciliation of Adjusted EBITDA and Pro Forma Adjusted Earnings Per Share. 2 Adjusted EBITDA is a non-GAAP measure and represents operating earnings before interest expense, income taxes, depreciation and amortization, and other non-operating income and/or expense, if any.

4 Financial Performance Third Quarter 2014 - Third Quarter 2015 $(15,000,000) $(10,000,000) $(5,000,000) $- $5,000,000 $10,000,000 $15,000,000 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Adjusted EBITDA(1) Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 $(20,000,000) $(15,000,000) $(10,000,000) $(5,000,000) $- $5,000,000 $10,000,000 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Net Income Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 $9,500 $10,000 $10,500 $11,000 $11,500 $12,000 $12,500 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 TCE(2) Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 1) Adjusted EBITDA is a non-GAAP measure and represents operating earnings before interest expense, income taxes, depreciation and amortization, and other non-operating income and/or expense, if any. 2) TCE is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts.

5 Drivers of Third Quarter 2015 Performance • Operating margin improved dramatically to 6.8% from negative 2.1%. This reflected an increased share of revenues coming from COAs tied to rates above current market rates, as opposed to market rate charter business, and decreased expenses, specifically: - Voyage revenue per day rose 13% compared to the third quarter of 2014 to $12,112 per day, despite continued industry headwinds, demonstrating the benefit of COAs in generating sustainable revenues - Voyage expense decreased 35% to $30.4 million for the 3rd quarter of 2015 from $46.6 million in the 3rd quarter of 2014, thanks in part to decreased bunker costs - Charter hire expense decreased 40% to $20.6 million from $34.3 million - Vessel operating expense dropped to $6,808 per day from $7,130 per day • Total shipping days decreased by 16% to 3,443 from 4,099 as Pangaea limited its exposure to the weak spot market

6 Defensible Pillars of Profitability • Execution specialization: - Material cost savings & enhanced profit through granular operating knowledge & risk sensitive approach - Secured & defended by 200+ years of expertise & embedded relationships; key managers average 20 years in the industry • Backhaul specialization: - Generating profit from a cost center - Secured & defended by reputation, long-term contracts & repeat customers - Minimal ballast time • Ice-class specialization: - Capturing profit from limited supply of tonnage & lower costs - Secured & defended by expertise & ownership of specialized fleet - Own & operate a significant portion of the world’s 1A ice-class dry tonnage • Broader logistics solutions: - Design & implement loading & discharge efficiencies in critical ports - Expand markets & improve business terms for customers

7 Selected Income Statement Data Three months ended September 30, 2015 2014 (unaudited) (unaudited) Revenues: Voyage revenue $64,599,552 $80,604,263 Charter revenue 6,588,613 10,600,956 71,188,165 91,205,219 Expenses: Voyage expense 30,392,418 46,598,184 Charter hire expense 20,601,908 34,315,719 Vessel operating expense 8,462,370 7,935,565 General and administrative 3,595,398 2,790,350 Depreciation and amortization 3,195,437 3,118,973 Loss (gain) on sale of vessels 71,882 (1,661,368) Total expenses 66,319,413 93,097,423 Income from operations 4,868,752 (1,892,204) Other income (expense): Interest expense, net (1,493,536) (1,348,252) Interest expense related party debt (110,764) (108,422) Imputed interest on related party long-term debt 0 0 Unrealized gain (loss) gain on derivative instruments (513,678) (551,354) Other income 30,000 83,803 Total other expense, net (2,087,978) (1,924,225) Net income 2,780,774 (3,816,429) (Loss) income attributable to noncontrolling interests 221,895 906,822 Net income attributable to Pangaea Logistics Solutions Ltd. $3,002,669 $(2,909,607)

8 Selected Balance Sheet and Cash Flow Data Balance Sheet Data September 30, 2015 December 30, 2014 Assets (unaudited) Current Assets Cash and cash equivalents $34,201,299 $29,817,507 Accounts receivable 24,471,012 27,362,216 Other current assets 14,540,048 23,169,893 Total current assets 73,212,359 84,873,420 Fixed assets, net 263,117,007 207,667,613 Investment in newbuildings in-process 18,766,477 38,471,430 Other noncurrent assets 836,112 1,450,802 Total Assets $355,931,955 $332,463,265 Liabilities and stockholders' equity Current liabilities Accounts payable, accrued expenses and other current liabilities $23,436,236 $40,201,794 Related party debt 62,902,322 59,102,077 Current portion long-term debt 18,136,172 17,807,674 Other current liabilities 18,194,489 27,573,751 Total current liabilities 122,669,219 144,685,296 Secured long-term debt, net 115,220,158 87,430,416 Total Pangaea Logistics Solutions Ltd. equity 112,805,233 97,816,194 Non-controlling interests 5,237,345 2,531,359 Total stockholders' equity 118,042,578 100,347,553 Total liabilities and stockholders' equity $355,931,955 $332,463,265 Statements of Cash Flows Data Nine months ended September 30, 2015 2014 Net cash provided by operating activities 18,025,572 12,469,362 Net cash used in investing activities (40,953,004) (26,167,617) Net cash provided by financing activities 27,311,225 14,928,036